                                                                   EXHIBIT 10.10

                                                                  EXECUTION COPY


                              SUBSIDIARY GUARANTY

                        Dated as of September 30, 1999

                                     From

               THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF

                           as Subsidiary Guarantors


                                  in favor of

                      THE SECURED PARTIES REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                               TABLE OF CONTENTS
                               -----------------

Section                                                                    Page
SECTION 1.   SUBSIDIARY GUARANTY; LIMITATION OF LIABILITY                     1
SECTION 2.   SUBSIDIARY GUARANTY ABSOLUTE
SECTION 3.   WAIVERS AND ACKNOWLEDGMENTS
SECTION 4.   SUBROGATION
SECTION 5.   PAYMENTS FREE AND CLEAR OF TAXES, ETC
SECTION 6.   REPRESENTATIONS AND WARRANTIES
SECTION 7.   COVENANTS
SECTION 8.   AMENDMENTS, ETC
SECTION 9.   NOTICES, ETC
SECTION 10.  NO WAIVER; REMEDIES
SECTION 11.  RIGHT OF SET-OFF
SECTION 12.  CONTINUING SUBSIDIARY GUARANTY; ASSIGNMENTS UNDER
             THE CREDIT AGREEMENT
SECTION 13.  EXECUTION IN COUNTERPARTS

SECTION 14.  GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC          11

                                 SUBSIDIARY GUARANTY


          SUBSIDIARY GUARANTY dated as of September 30, 1999 made by the Persons listed on the signature pages hereof under the caption "Subsidiary Guarantors" (together with the Additional Subsidiary Guarantors as defined in Section 8(b), each a "Subsidiary Guarantor"), in favor of the Secured Parties (as defined in
        --------------------
the Credit Agreement referred to below).

          PRELIMINARY STATEMENT. The Lender Parties and Banque Nationale de Paris, as Agent for the Lender Parties, are parties to a Credit Agreement dated as of September 30, 1999 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit
                                                                 ------
Agreement"; the terms defined therein and not otherwise defined herein being
---------
used herein as therein defined) with Better Minerals & Aggregates Company, a Delaware corporation formerly known as "USS Intermediate Holdco, Inc." (the "Borrower"), BMAC Holdings, Inc., a Delaware corporation, and George F. Pettinos (Canada) Limited, a corporation organized and existing under the laws of Ontario, Canada. Each Subsidiary Guarantor may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement. It is a condition precedent to the making of Advances and Drawings and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into Bank Hedge Agreements with the Loan Parties from time to time that each Subsidiary Guarantor shall have executed and delivered this Subsidiary Guaranty.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and Drawings and to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Bank Hedge Agreements with the Loan Parties from time to time, each Subsidiary Guarantor, jointly and severally with each other Subsidiary Guarantor, hereby agrees as follows:

          SECTION 1.  Subsidiary Guaranty; Limitation of Liability. (a)  Each
                      --------------------------------------------
Subsidiary Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each other Loan Party now or hereafter existing under the Loan Documents, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"). Without
                                       ----------------------
limiting the generality of the foregoing, each Subsidiary Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any Loan Party to the Agent or any other Secured Party under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party.

          (b) (i) Each Subsidiary Guarantor and by the Agent's acceptance of this Subsidiary Guaranty, the Agent and each other Secured Party, hereby confirms that it is the intention of all such parties that this Subsidiary Guaranty not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law to the extent applicable to this Subsidiary Guaranty. To effectuate the foregoing intention, the Agent, the other Secured Parties and the Subsidiary Guarantors hereby irrevocably agree that the Obligations of each Subsidiary Guarantor under this Subsidiary Guaranty shall not exceed the greater of (A) the net benefit realized by such Subsidiary Guarantor from the proceeds of the Advances and Drawings made from time to time by the Borrower and the Canadian Borrower, respectively, to such Subsidiary Guarantor or any subsidiary of such Subsidiary Guarantor and (B) the maximum amount that will, after giving effect to such maximum amount and all other contingent and fixed liabilities of such Subsidiary Guarantor that are relevant under such laws, and after giving effect to any collections from, rights to receive contribution from or payments made by or on behalf of any other Subsidiary Guarantor in respect of the Obligations of such other Subsidiary Guarantor under this Subsidiary Guaranty, result in the Obligations of such Subsidiary Guarantor under this Subsidiary Guaranty not constituting a fraudulent transfer or conveyance. For purposes hereof, "Bankruptcy Law" means Title 11, U.S. Code, or any similar Federal or
         --------------
state law for the relief of debtors.

          (ii) Each Subsidiary Guarantor agrees that in the event any payment shall be required to be made to the Secured Parties under this Subsidiary Guaranty or any other guaranty, such Subsidiary Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other Subsidiary Guarantor and each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under the Loan Documents.

     SECTION 2.  Subsidiary Guaranty Absolute .  Each Subsidiary Guarantor
                 ----------------------------
guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or any other Secured Party with respect thereto (but subject, however, to the provisions of Section 1 hereof). The Obligations of each Subsidiary Guarantor under this Subsidiary Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against such Subsidiary Guarantor to enforce this Subsidiary Guaranty, irrespective of whether any action is brought against the Borrower or any other Loan Party or whether the Borrower or any other Loan Party is joined in any such action or actions. The liability of each Subsidiary Guarantor under this Subsidiary Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Subsidiary Guarantor hereby irrevocably waives to the fullest extent it may legally and effectively do so any defenses it may now or hereafter have in any way relating to, any or all of the following:

     (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

     (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or any of its Subsidiaries or otherwise;

     (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

     (d) any manner of application of Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Guaranteed Obligations or any other Obligations of any other Loan Party under the Loan Documents or any other assets of any Loan Party or any of its Subsidiaries;

     (e) any change, restructuring or termination of the corporate structure or existence of any Loan Party or any of its Subsidiaries;

     (f) any failure of any Secured Party to disclose to such Subsidiary Guarantor or any other Loan Party any information relating to the financial condition, operations, properties or prospects of any other Loan Party now or in the future known to any Secured Party (such Subsidiary Guarantor waiving any duty on the part of the Secured Parties to disclose such information); or

     (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agent or any other Secured Party that might otherwise constitute a defense available to, or a discharge of, the Borrower, any Subsidiary Guarantor, any other Loan Party or any other guarantor or surety.

This Subsidiary Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or any other Loan Party or otherwise, all as though such payment had not been made.

     SECTION 3.  Waivers and Acknowledgments.  (a)  Each Subsidiary Guarantor
                 ---------------------------
hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Subsidiary Guaranty and any requirement that the Agent or any other Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Loan Party or any other Person or any Collateral.

     (b) Each Subsidiary Guarantor hereby waives any right to revoke this Subsidiary Guaranty, and acknowledges that this Subsidiary Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

     (c) Each Subsidiary Guarantor acknowledges that the Agent may, without notice to or demand upon such Subsidiary Guarantor and without affecting the liability of such Subsidiary Guarantor under this Subsidiary Guaranty, foreclose under any Mortgage by nonjudicial sale, and such Subsidiary Guarantor hereby waives any defense to the recovery by the Agent and the other Secured Parties against such Subsidiary Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

     (d) Each Subsidiary Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in this Section 3 are knowingly made in contemplation of such benefits.

     SECTION 4.  Subrogation.  No Subsidiary Guarantor will exercise any rights
                 -----------
that it may now or hereafter acquire against any Loan Party or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's Obligations under this Subsidiary Guaranty or any other Loan Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any other Secured Party against any Loan Party or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Obligations constituting an Advance or Drawing and all other Guaranteed Obligations or amounts payable under this Subsidiary Guaranty shall have been paid in full in cash, all Bank Hedge Agreements shall have expired or terminated and the Commitments shall have expired or terminated. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty and the later of
(i) the Termination Date and (ii) the expiration or termination of all Bank Hedge Agreements, such amount shall be held in trust for the benefit of the Agent and the other Secured Parties and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Subsidiary Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents. If (i) any Subsidiary Guarantor shall make payment to the Agent or any other Secured Party of all or any part of the Guaranteed Obligations, (ii) all of the Obligations and constituting an Advance or Drawing and all other Guaranteed Obligations payable under this Subsidiary Guaranty shall be paid in full in cash and (iii) the Termination Date shall have occurred and all Bank Hedge Agreements shall have expired or terminated, the Agent and the other Secured Parties will, at such Subsidiary Guarantor's request and expense, execute and deliver to such Subsidiary Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Subsidiary Guarantor.

     SECTION 5.  Payments Free and Clear of Taxes, Etc .  (a)  Any and all
                 -------------------------------------
payments by the Subsidiary Guarantors hereunder shall be made, in accordance with Section 2.14 of the Credit Agreement, free and clear of and without deduction or withholding for any and all Taxes. If any Subsidiary Guarantor hereunder shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender Party or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions applicable to additional sums payable under this Section 5) such Lender Party or the Agent (as the case may
be) receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) such Subsidiary Guarantor shall make such deductions or withholdings and (iii) such Subsidiary Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

     (b) In addition, each Subsidiary Guarantor shall pay any Other Taxes.

     (c) Each Subsidiary Guarantor shall indemnify each Lender Party and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section), paid by such Lender Party or the Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender Party or the Agent (as the case may be) makes written demand therefor and provides such Subsidiary Guarantor with evidence of such liability reasonably satisfactory to such Subsidiary Guarantor.

     (d) Within 30 days after the date of any payment of Taxes, such Subsidiary Guarantor shall furnish to the Agent, at its address referred to in Section 8.02 of the Credit Agreement, the original receipt of payment thereof, a certified copy of such receipt or other evidence of payment reasonably acceptable to the Agent. In the case of any payment hereunder by or on behalf of such Subsidiary Guarantor through an account or branch outside the United States or on behalf of such Subsidiary Guarantor by a payor that is not a United States person, if such Subsidiary Guarantor determines that no Taxes are payable in respect thereof, such Subsidiary Guarantor shall furnish, or shall cause such payor to furnish, to the Agent, at such address, an opinion of counsel acceptable to the Agent stating that such payment is exempt from Taxes. For purposes of this subsection
(d) and subsection (e), the terms "United States" and "United States person"
                                   -------------       --------------------
shall have the meanings specified in Section 7701 of the Internal Revenue Code.

     (e) Each Lender Party organized under the laws of a jurisdiction outside the United States shall, on or prior to the date of its execution and delivery of the Credit Agreement in the case of each Initial Lender or the Initial Issuing Bank, as the case may be, and on the date of the Assignment and Acceptance pursuant to which it became a Lender Party in the case of each other Lender Party, and from time to time thereafter if requested in writing by any Subsidiary Guarantor or the Agent (but only so long thereafter as such Lender Party remains lawfully able to do so and in any event prior to the date of the first payment to such Lender Party hereunder), provide the Agent and such Subsidiary Guarantor with two duly completed and executed copies of Internal Revenue Service (the "IRS") Form 1001 or 4224, as appropriate, or any successor
                      ---
form prescribed by the IRS, certifying (if it is the case) that such Lender Party is exempt from or is entitled to a reduced rate of United States withholding tax on payments pursuant to this Subsidiary Guaranty or to the extent permitted by law, as an alternative to such Form 1001 or 4224, each such Lender Party may provide such Subsidiary Guarantor and the Agent with two duly completed and executed copies of IRS Form W-8, or any successor form prescribed by the IRS, certifying that such Lender Party is exempt from United States federal withholding tax pursuant to Section 871(h) or Section 881(c) of the Internal Revenue Code, together with an annual certificate in form and substance satisfactory to such Subsidiary Guarantor or the Agent stating that such Lender Party is not a "person" described in Section 871(h)(3) or 881(c)(3) of the

Internal Revenue Code. If the forms provided by a Lender Party at the time such Lender Party first becomes a party to the Credit Agreement indicate a tax rate with respect to Home Jurisdiction Withholding Tax in excess of zero, withholding tax at such rate shall be considered excluded from Taxes unless and until such Lender Party provides the appropriate form certifying that a lesser rate applies, whereupon such withholding tax at such lesser rate only shall be considered excluded from Taxes for periods governed by such form; provided,
                                                                  --------
however, that, if at the date of the Assignment and Acceptance pursuant to which
-------
a Lender Party becomes a party to the Credit Agreement, the Lender Party assignor was entitled to payments under subsection (a) in respect of Home Jurisdiction Withholding Tax with respect to interest paid at such date, then, to such extent, the term Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Taxes) Home Jurisdiction Withholding Tax, if any, applicable with respect to the Lender Party assignee on such date. If any form or document referred to in this subsection (e) requires the disclosure of information not substantially similar to the information necessary to compute the tax payable and information required on the date hereof by IRS Form 1001 or 4224, and which a Lender Party reasonably considers to be confidential, the Lender Party shall give notice thereof to each Subsidiary Guarantor and shall not be obligated to include in such form or document such confidential information.

     (f) For any period with respect to which a Lender Party has failed to provide each Subsidiary Guarantor with the appropriate form described in subsection (e) duly completed and executed (other than if such failure is due to
                                            ----- ----
a change in law occurring after the date on which a form originally was required to be provided or if such form otherwise is not required under subsection (e) above), such Lender Party shall not be entitled to indemnification under subsection (a) or (c) of this Section 5 with respect to Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, such Subsidiary Guarantor shall take such steps as such Lender Party shall reasonably request at such Lender Party's sole expense to assist such Lender Party to recover such Taxes.

     (g) Any Lender Party claiming additional amounts payable pursuant to this
Section 5 shall use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to file any certificate or document requested by any Subsidiary Guarantor or to change the jurisdiction of its Applicable Lending Office if the making of such filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole judgment of such Lender Party, be disadvantageous to such Lender Party.

     (h) If any Lender Party receives a refund of any Taxes or Other Taxes paid by such Subsidiary Guarantor pursuant to Section 5(a), Section 5(b), or Section 5(c), such Lender Party shall, within 30 days of such receipt, pay to such Subsidiary Guarantor the amount so received, net of all out-of-pocket expenses of such Lender Party with respect thereto, provided, however, that such Lender
                                           --------  -------
Party shall (i) be required to pay to such Subsidiary Guarantor only such amounts as such Lender Party, in its sole discretion, determines is attributable to Taxes or Other Taxes paid by such Subsidiary Guarantor pursuant to Section 5(a), Section 5(b) or Section 5(c), and (ii) have the sole discretion to determine whether to contest the imposition of any Taxes or Other Taxes, regardless of whether such Taxes or Other Taxes were correctly or legally asserted.

     SECTION 6.  Representations and Warranties.  Each Subsidiary Guarantor
                 ------------------------------
hereby represents and warrants as follows:

     (a) Such Subsidiary Guarantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed is not reasonably expected to have a Material Adverse Effect and (iii) has all requisite corporate power and authority (including, without limitation, all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted except to the extent that the failure to do so is not reasonably expected to have a Material Adverse Effect. All of the outstanding capital stock of such Subsidiary Guarantor has been validly issued, is fully paid and non-assessable and each Subsidiary Guarantor is owned by a Loan Party, free and clear of all Liens, except those created or permitted under the Loan Documents.

     (b) The execution, delivery and performance by such Subsidiary Guarantor of this Subsidiary Guaranty are within such Subsidiary Guarantor's corporate powers, have been duly authorized by all necessary corporate action, and do not
(i) contravene such Subsidiary Guarantor's charter or bylaws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, contract, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting such Subsidiary Guarantor, any of its Subsidiaries or any of its or their properties the effect of which conflict, breach or default is reasonably likely to have a Material Adverse Effect or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of such Subsidiary Guarantor or any of its Subsidiaries. Neither such Subsidiary Guarantor nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

     (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by such Subsidiary Guarantor of this Subsidiary Guaranty or any other Loan Document to which such Subsidiary Guarantor is a party or (ii) the exercise by the Agent or any Secured Party or any Hedge Bank of its rights under this Subsidiary Guaranty or any other Loan Document to which such Subsidiary Guarantor is a party.

     (d) There is no action, suit, investigation, litigation or proceeding affecting such Subsidiary Guarantor, including any Environmental Action, pending or threatened before any court, governmental agency or arbitrator that (i) is reasonably expected to have a Material

Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Subsidiary Guaranty or any other Loan Document to which such Subsidiary Guarantor is a party.

     (e) Each of this Subsidiary Guaranty and each other Loan Document to which it is a party has been duly executed and delivered by such Subsidiary Guarantor. Each of this Subsidiary Guaranty and each other Loan Document to which it is a party is the legal, valid and binding obligation of such Subsidiary Guarantor, enforceable against such Subsidiary Guarantor in accordance with its terms.

     (f) There are no conditions precedent to the effectiveness of this Subsidiary Guaranty that have not been satisfied or waived.

     (g) Such Subsidiary Guarantor has, independently and without reliance upon the Agent, any Lender Party or any Hedge Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Subsidiary Guaranty, and such Subsidiary Guarantor has established adequate means of obtaining from each of the other Loan Parties on a continuing basis information pertaining to, and is now, and on a continuing basis will be, completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

     SECTION 7.  Covenants.  Each Subsidiary Guarantor covenants and agrees
                 ---------
that, so long as any part of the Guaranteed Obligations constituting an Advance or any other Guaranteed Obligation shall remain unpaid, any Letter of Credit or Bankers' Acceptance shall be outstanding, any Lender Party shall have any Commitment or any Hedge Bank shall have any obligation under any Bank Hedge Agreement, such Subsidiary Guarantor will at all times perform or observe, and will cause each of its Subsidiaries to perform or observe, all of the terms, covenants and agreements that the Loan Documents state that the Borrower is to cause such Subsidiary Guarantor or such Subsidiaries to perform or observe.

     SECTION 8.  Amendments, Etc.  (a)  No amendment or waiver of any provision
                 ---------------
of this Subsidiary Guaranty and no consent to any departure by any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that any provision of this
                         --------  -------
Subsidiary Guaranty may be amended or waived in accordance with Section 8.01 of the Credit Agreement.

     (b) Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each a "Guaranty Supplement"),
                                                       -------------------
such Person shall be referred to as an "Additional Subsidiary Guarantor" and
                                        -------------------------------
shall be and become a Subsidiary Guarantor, and each reference in this Agreement to "Subsidiary Guarantor" shall also mean and be a reference to such Additional Subsidiary Guarantor.

     SECTION 9.  Notices, Etc .  All notices and other communications provided
                 ------------
for hereunder shall be in writing (including telegraphic or telecopy communication) and mailed, telegraphed, telecopied or delivered to it, if to any Subsidiary Guarantor, addressed to it at c/o D. George Harris & Associates, Inc., 399 Park Avenue, 32nd Floor, New York, NY 10022,

Attention: Treasurer, telecopier number (212) 207-6440, or, in the case of any Additional Subsidiary Guarantor, at the address set forth below such Additional Subsidiary Guarantor's signature on the applicable Guaranty Supplement, if to the Agent or any Lender Party, at its address specified in the Credit Agreement, if to any Hedge Bank, at its address specified in the Bank Hedge Agreement to which it is a party, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall, when mailed, telegraphed, telecopied or delivered, be effective when received by the addressee. Delivery by telecopier of an executed counterpart of any supplement to or any amendment or waiver of any provision of this Subsidiary Guaranty shall be effective as delivery of a manually executed counterpart thereof.

     SECTION 10.  No Waiver; Remedies .  No failure on the part of the Agent or
                  -------------------
any other Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     SECTION 11.  Right of Set-off .  Upon (a) the occurrence and during the
                  ----------------
continuance of any Event of Default and (b) either the making of the request or the granting of the consent specified by Section 6.01 of the Credit Agreement to authorize the Agent to declare the Advances due and payable pursuant to the provisions of said Section 6.01 or the making of the demand specified by Section
6.02 of the Credit Agreement requiring the Borrower to pay amounts in respect of Letters of Credit or the Canadian Borrower to pay amounts in respect of Bankers' Acceptances, each Lender Party and each of its respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party or such Affiliate to or for the credit or the account of any Subsidiary Guarantor against any and all of the Obligations of such Subsidiary Guarantor now or hereafter existing under this Subsidiary Guaranty, whether or not such Lender Party shall have made any demand under this Subsidiary Guaranty and although such Obligations may be unmatured. Each Lender Party agrees promptly to notify such Subsidiary Guarantor after any such set-off and application; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender Party and its respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender Party and its respective Affiliates may have.

     SECTION 12.  Continuing Subsidiary Guaranty; Assignments under the Credit
                  ------------------------------------------------------------
Agreement .  This Subsidiary Guaranty is a continuing guaranty and shall (a)
---------
remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations constituting an Advance or Drawing and all other Guaranteed Obligations or amounts payable under this Subsidiary Guaranty and the later of (i) and the Termination Date and (ii) the expiration or termination of all Bank Hedge Agreements, (b) be binding upon each Subsidiary Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agent and the other Secured Parties and their successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in
Section 8.07 of the Credit Agreement. No Subsidiary Guarantor shall have the right to assign its obligations hereunder or any interest herein without the prior written consent of the Secured Parties.

     SECTION 13.  Execution in Counterparts .  This Subsidiary Guaranty may be
                  -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Subsidiary Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Subsidiary Guaranty.

     SECTION 14.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a)
                  ------------------------------------------------------
This Subsidiary Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

     (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Subsidiary Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Subsidiary Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Subsidiary Guaranty shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party in the courts of any jurisdiction.

     (c) Each Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Subsidiary Guaranty or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each Subsidiary Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Loan Documents, the transactions contemplated thereby or the actions of the Agent or any other Secured Party in the negotiation, administration, performance or enforcement thereof.

     IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Subsidiary Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              PENNSYLVANIA GLASS SAND CORPORATION

                              By: /s/ Richard Nick
                                 --------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              THE FULTON LAND AND TIMBER COMPANY

                              By: /s/ Richard Nick
                                 --------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              OTTAWA SILICA COMPANY

                              By: /s/ John A. Ulizio
                                 --------------------------------------
                                 Name:
                                 Title:

                              GEORGE F. PETTINOS, INC.

                              By: /s/ Richard Nick
                                 --------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              ELLEN JAY, INC.

                              By: /s/ Richard Nick
                                 --------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              U.S. SILICA COMPANY (a/k/a U.S. Silica Company, Inc.)

                              By: /s/ Richard Nick
                                 --------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              BETTER MATERIALS CORPORATION

                              By: /s/ Richard Nick
                                 ------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              BMC TRUCKING, INC.

                              By: /s/ Richard Nick
                                 ------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              BUCKS COUNTY CRUSHED STONE COMPANY

                              By: /s/ Richard Nick
                                 ------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              CHIPPEWA FARMS CORPORATION

                              By: /s/ Richard Nick
                                 ------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              SHORE STONE COMPANY, INC.

                              By: /s/ Richard Nick
                                 ------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              COMMERCIAL STONE CO., INC.

                              By: /s/ Richard Nick
                                 ------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              STONE MATERIALS COMPANY, LLC

                              By: Better Minerals & Aggregates Company, as
                              Manager

                              By: /s/ Richard Nick
                                 ------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                              COMMERCIAL AGGREGATES TRANSPORTATION AND SALES,
                              LLC

                              By: Stone Materials Company, LLC, as Manager

                              By: /s/ Richard Nick
                                 ------------------------------------
                                 Name: Richard Nick
                                 Title:   Vice President

                                   EXHIBIT A
                                       to
                              Subsidiary Guaranty


                     FORM OF SUBSIDIARY GUARANTY SUPPLEMENT



Banque Nationale de Paris,
  as Agent
499 Park Avenue
New York, New York  10022
Attention:  Structured Finance Group


               Subsidiary Guaranty dated as of September 30, 1999
                   made by ______________________ in favor of
                    the Secured Parties referred to therein
                    ---------------------------------------


Ladies and Gentlemen:

               Reference is made to the above-captioned Subsidiary Guaranty (as amended, supplemented or otherwise modified, the "Subsidiary Guaranty").
                                                  -------------------
Unless otherwise defined herein, terms defined in the Subsidiary Guaranty and in the Credit Agreement referred to therein are used herein as therein defined.

               The undersigned affirms that it may receive a portion of the proceeds of the Advances under the Credit Agreement and will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement, in consideration for the execution and delivery of this Subsidiary Guaranty Supplement.

               The undersigned hereby agrees, as of the date first above written, to become a Subsidiary Guarantor under the Subsidiary Guaranty as if it were an original party thereto and agrees that each reference in the Subsidiary Guaranty to a "Subsidiary Guarantor" shall also mean and be a reference to the undersigned.

               The undersigned hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each other Loan Party now or hereafter existing under the Loan Documents to the extent set forth therein.

               The undersigned hereby makes each representation and warranty set forth in Section 6 of the Subsidiary Guaranty to the same extent as each other Subsidiary Guarantor and hereby agrees to be bound as a Subsidiary Guarantor by all of the terms and provisions of the Subsidiary Guaranty to the same extent as all other Subsidiary Guarantors.

               This letter shall be governed by and construed in accordance with the laws of the State of New York.

                              Very truly yours,

                              [NAME OF ADDITIONAL SUBSIDIARY
                              GUARANTOR]

                              By _______________________________________
                                 Name:
                                 Title:
                                 Address:

                                                                EXHIBIT I TO THE
                                                                CREDIT AGREEMENT



                                    FORM OF
                              SUBSIDIARY GUARANTY

                        Dated as of September 30, 1999

                                     From

               THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF

                           as Subsidiary Guarantors

                                  in favor of

                      THE SECURED PARTIES REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                                 EXECUTION COPY


                              SUBSIDIARY GUARANTY

                         Dated as of September 30, 1999

                                      From

                THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF

                            as Subsidiary Guarantors
                            -- ---------- ----------

                                  in favor of

                       THE SECURED PARTIES REFERRED TO IN
                    THE CREDIT AGREEMENT REFERRED TO HEREIN

                               TABLE OF CONTENTS
                               -----------------

Section                                                                    Page
SECTION 1.   SUBSIDIARY GUARANTY; LIMITATION OF LIABILITY                     1
SECTION 2.   SUBSIDIARY GUARANTY ABSOLUTE
SECTION 3.   WAIVERS AND ACKNOWLEDGMENTS
SECTION 4.   SUBROGATION
SECTION 5.   PAYMENTS FREE AND CLEAR OF TAXES, ETC
SECTION 6.   REPRESENTATIONS AND WARRANTIES
SECTION 7.   COVENANTS
SECTION 8.   AMENDMENTS, ETC
SECTION 9.   NOTICES, ETC
SECTION 10.  NO WAIVER; REMEDIES
SECTION 11.  RIGHT OF SET-OFF
SECTION 12.  CONTINUING SUBSIDIARY GUARANTY; ASSIGNMENTS UNDER
             THE CREDIT AGREEMENT
SECTION 13.  EXECUTION IN COUNTERPARTS

SECTION 14.  GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL, ETC          11